Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliation)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals		None
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	None
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s./ Daryl Holcomb	June 9, 2011
Signature of Authorized Individual *	Date

Daryl K Holcomb	Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Cash Beginning of Month	$1,635,251.27	$100.00	$100.00	$-	$1,635,451.27	$-	$55,407.50	$-

Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Cash Sales	$-	$-	$-	$-	$-	$-	$-	$-
Accounts Receivable					-
Loans and Advances					-
Sale of Assets					-
Other (Attach List)	-				-		3,552,273.86
Transfers (From DIP Accts.)	-		-		-		257,521.61

Total Receipts	$-	$-	$-	$-	$-	$-	$3,809,795.47	$-

Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Net Payroll	$-	$-	$-	$-	$-	$-	$-	$-
Payroll Taxes					-		229.51
Sales, Use, & Other Taxes					-		5,318.00
Inventory Purchases					-		-
Secured/Rental/Leases					-		-
Insurance					-		-
Administrative	17.85				17.85		846.80
Selling					-		-
Other (Attach List)	-				-		135,869.00
Fee to NJDEP					-		2,385.00
Owner Draw *					-		-
Transfers (To DIP Accts)	185,708.70				185,708.70		2,009,284.31
					-		-
Professional Fees	34,194.16				34,194.16		293,789.79
U.S. Trustee Quarterly Fees	1,625.00				1,625.00		3,575.00
Court Costs					-		-

Total Disbursements	$221,545.71	$-	$-	$-	$221,545.71	$-	$2,451,297.41	$-

Net Cash Flow
(Receipts Less Disbursements)	(221,545.71)	-	-	-	(221,545.71)		1,358,498.06

Cash - End of Month	$1,413,705.56	$100.00	$100.00	$-	$1,413,905.56	$-	$1,413,905.56	$-

* Compensation to Sole Proprietors for Services Rendered to Bankruptcy Estate

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for Calculating U.S. Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	$221,545.71
Less: Transfers to Debtor in Possession Accounts	(185,708.70)
* Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)	-
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$35,837.01

*  In accordance with the terms of the pre-petition sale of substantially all of its assets, the Debtor entered into a pre-petition escrow agreement with the buyer, setting up an escrow account, pursuant to which the buyer and the Debtor, as seller, are permitted to draw certain sums therefrom, solely to the extent provided in that agreement.  While the Debtor has a residual interest in the escrow account (which residual interest is property of the estate), the escrow account and the funds therein are not property of the Debtor's estate and the Debtor does not control the release of the funds therein.  Accordingly, the Debtor submits that distributions from the escrow account, which are made by a disbursing agent and not the Debtor, should not be used in calculating the U.S. Trustee Quarterly Fee.  For purposes of disclosure, however, the Debtor discloses that during the reporting period, the disbursing agent, in accordance with the terms of the escrow agreement, no funds were disbursed from the funds held in that escrow account.

Other Receipts:
Reinstatement of custodial funds by Wells Fargo	$-	$-	$2,527,566.71
Deposit from escrow account	-	-	1,024,478.47
Void June check not cashed	-	-	228.68
Total	$-	$-	$3,552,273.86

Other Disbursements:
Proceeds allocated to RCC, Inc.	$-	$-	$135,869.00

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		Payroll		Tax
	Capital One Bank		Capital One Bank		Capital One Bank
	*		*		*

Balance Per Book		$1,413,705.56		$100.00		$100.00

Balance Per Bank		$1,415,348.41		$100.00		$100.00
(+) Deposits in Transit (Attach List)		-		-		-
(-) Outstanding Checks (Attach List)		(1,642.85)		-		-
Other (Attach Explanation)				-		-
Adjusted Bank Balance *		$1,413,705.56		$100.00		$100.00
* Adjusted bank balance must equal
balance per books

Deposits in Transit	Date	Amount	Date	Amount	Date	Amount
		$-		$-		$-

		$-		$-		$-

Checks Outstanding	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount
	301	$17.85		$		$-
	3015	1,625.00

		$1,642.85		$-		$-

Other
		$-		$-		$-

		$-		$-		$-

*  Account number has been redacted

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Cole, Schotz, Meisel,etc.	2/1 - 2/28/11	$18,905.50	RCPC	MT040511	04/05/11	$14,479.09	$807.64	138561.26	$7,085.01
	3/1 - 3/31/11	23,575.33	RCPC	MT042611	04/26/11	18,671.60	$235.83

J.H. Cohn LLP								66,605.23	145.64

Lowenstein Sandler PC								79,276.23	2,444.02

		$42,480.83				$33,150.69	$1,043.47	$284,442.72	$9,674.67

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

STATEMENT OF OPERATIONS
(Income Statement)
Accrual Basis

Revenues	Month	Cumulative Filing to Date
Gross Revenues	$-	$-
Less: Returns and Allowances
Net Revenue	-	-

Cost of Goods Sold
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold	-	-
Gross Profit	-	-

Operating Expenses
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation *
Insurance		70,104.87
Management Fees	42,682.00	350,507.56
Office Expense		157.30
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll		229.51
Taxes - Real Estate
Taxes - Other		120.00
Travel and Entertainment
Utilites
Other (attach schedule)	17.85	659.51
Total Operating Expenses Before Depreciation	42,699.85	421,778.75
Depreciation/Depletion/Amortization
Net Profit(Loss) Before Other Income & Expenses	(42,699.85)	(421,778.75)

Other Income and Expenses
Other Income (attach schedule)	(23.83)	(1,574.19)
Interest Expense		6.65
Other Expense (attach schedule)	-	(261,574.79)
	(23.83)	(263,142.33)

Net Profit (Loss) Before Reorganization Items	(42,676.02)	(158,636.42)

Reorganization Items
Professional Fees	43,139.65	411,694.44
U.S. Trustee Quarterly Fees	1,625.00	3,575.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	44,764.65	415,269.44
Income Taxes - Deferred & Allocation	-	(441,776.00)
Income Taxes - Current		5,318.00
Net Profit (Loss)	$(87,440.67)	$(137,447.86)

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

STATEMENT OF OPERATIONS - continuation sheet

Breakdown of "Other" Category	Month	Cumulative Filing to Date

Other Costs
	$-	$-

	$-	$-
Other Operational Expenses
Miscellaneous administrative expense	$17.85	$117.85
Escrow fees		541.66

	$17.85	$659.51
Other Income
Interest income - escrow accounts	$23.83	$1,574.19

	$23.83	$1,574.19
Other Expenses
Bank Fees	$-	$195.21
Reduction in Bank Fees - Wells Fargo	-	(25,000.00)
Reduction in Legal Fees - Greenberg Traurig	-	(25,000.00)
Adjustment in Consulting Fees - Getzler Henrich	-	(211,770.00)

	$-	$(261,574.79)
Other Reorganization Expenses
	$-	$-

	$-	$-

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding.

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

BALANCE SHEET
Accrual Basis

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents	$1,413,905.56	$55,407.50
Restricted Cash and Equivalents (see continuation sheet)	250,089.30	1,317,411.24
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	8,973.52	8,973.52
Professional Retainers
Other Current Assets (attach schedule)	30,347.00	22,721.00
Total Current Assets	1,703,315.38	1,404,513.26

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property & Equipment	-	-

Other Assets
Loans to Insiders *
Other Assets (see schedule)	2,245,877.46	3,168,615.99
Total Other Assets	2,245,877.46	3,168,615.99

Total Assets	$3,949,192.84	$4,573,129.25

Liabilities And Owner Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	$118.75	$-
Taxes Payable (refer to Form MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	117,905.43
Amounts Due to Insiders *
Other Postpetition Liabilities (attach schedule)	42,682.00
Total Postpetition Liabilities	160,706.18	-
Liabilities Subject to Compromise
Secured Debt	-	1,940.56
Priority Debt	-	1,022.54
Unsecured Debt	2,598,934.70	3,243,166.33
Total Pre-Petition Liabilities	2,598,934.70	3,246,129.43
Total Liabilities	2,759,640.88	3,246,129.43

Owner Equity
Capital Stock	100.00	100.00
Additional Paid-In Capital	1,250,000.00	1,250,000.00
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	74,167.82	74,167.82
Retained Earning - Postpetition	(137,447.86)
Adjustments to Owner Equity (attach schedule)	2,732.00	2,732.00
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	1,189,551.96	1,326,999.82

Total Liabilities and Owners' Equity	$3,949,192.84	$4,573,129.25

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

BALANCE SHEET - continuation sheet

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
Deferred income tax assets	$30,347.00	$22,721.00

	$30,347.00	$22,721.00
Other Assets
Account receivable - RCC, Inc.	$399,075.89	$263,206.89
Account receivable - RA Liquidating Corp	95,854.95	2,473,273.07
Account receivable - RCLC, Inc.	480,596.59
Deferred income tax assets	1,270,350.03	432,136.03

	$2,245,877.46	$3,168,615.99

Liabilities And Owner Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Due to RCLC, Inc.	$42,682.00	$-
Due to RA Liquidating Corp	-
Due to RCC, Inc.	-

	$42,682.00	$-

Adjustments to Owner Equity
Accum other comprehensive loss	$2,732.00	$2,732.00

	$2,732.00	$2,732.00

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$-	$-	$-			$-
FICA-Employee						-
FICA-Employer						-
Unemployment	0					-
Income						-
Other:						-
Total Federal Taxes	-	-	-			-

State and Local
Withholding						-
Sales						-
Excise						-
Unemployment						-
Real Property						-
Personal Property						-
Income						-
Franchise						-
Other:						-
Total State and Local	-	-	-			-

Total Taxes	$-	$-	$-			$-

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable (EWMA)	$-	$-	$-	$118.75	$-	$118.75
Wages Payable
Taxes Payable						-
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	68,139.62	18,809.95	23,622.02	7,001.59	332.25	117,905.43
Amounts Due to Insiders *
Other: Due to affiliated companies	42,682.00					42,682.00
Other:
Total Postpetition Debts	$110,821.62	$18,809.95	$23,622.02	$7,120.34	$332.25	$160,706.18

In re	RCPC Liquidating Corp	Case No.	10-35318-MBK
		Reporting Period	4/01/11 - 4/30/11

ACCOUNTS RECEIVABLE RECONCILING AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
(+) Amounts billed during the period	-
(-) Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period		$-

Accounts Receivable Aging	Amount
0 – 30 days old	-
31 – 60 days old	-
61 – 90 days old	-
91 + days old	-
Total Accounts Receivable		$-
Amounts considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	X
below.
4.	Are workers compensation, general liability and other necessary insurance	X
coverage in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide
	documentation identifying the opened account(s).		X